EXHIBIT        DESCRIPTION

EX-99.B1 a)Amended and Restated Declaration of Trust, dated May 31, 1995, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 7 filed on April 22, 1996 (Accession # 0000880268-96-000010).

               b) Amendment to the Declaration of Trust dated October 21, 1996 is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 9 filed April 30, 1997 (Accession # 880268-97-000006).

EX-99.B2 Amended and Restated Bylaws dated March 9, 1998 are incorporated by reference to Exhibit 2(b) of Post-Effective Amendment No. 23 to the Registration Statement of American Century Municipal Trust, filed on March 26, 1998 (Accession # 0000746458-98-000007).

EX-99.B4 Specimen copy of American Century - Benham International Bond Fund's share certificate is incorporated herein by reference to
               Exhibit 4 of the Trust's Registration Statement filed on October 16, 1991.

EX-99.B5 a) Investor Class Investment Management Agreement between American Century International Bond Funds and American Century Investment Management, Inc., dated August 1, 1997, is incorporated herein by reference to Exhibit 5 of Post-Effective Amendment No. 33 to the Registration Statement of American Century Government Income Trust, filed July 31, 1997 (Accession #773674-97-000014).

               a)(1) Amendment dated March 31, 1998 to the Investor Class Investment Management Agreement between American Century International Bond Funds and American Century Investment Management, Inc., dated August 1, 1997, is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 23 to the Registration Statement of American Century Municipal Trust, filed on March 26, 1998 (Accession #0000746458-98-000007).

               b) Advisor Class Investment Management Agreement between American Century International Bond Funds and American Century Investment Management, Inc., dated August 1, 1997, is incorporated herein by reference to Exhibit 5 of Post-Effective Amendment No. 27 to the Registration Statement of American Century Target Maturities Trust, filed August 29, 1997 (Accession # 757928-97-000004).

               c) Investment Sub-Advisory Agreement among American Century International Bond Funds, American Century Investment Management, Inc., and J.P. Morgan Investment Management Inc., dated August 1, 1997 is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 10 filed on September 30, 1997 (Accession # 0000880268-97-000011).

EX-99.B6 Distribution Agreement between American Century International Bond Funds and Funds Distributor, Inc., dated January 15, 1998 , is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 23 to the Registration Statement of American Century Municipal Trust, filed March 26, 1998 (Accession #0000746458-98-000007).

EX-99.B8 a) Custodian Agreement between American Century International Bond Funds and State Street Bank and Trust Company dated August 10, 1993 is incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 7 filed on April 22, 1996 (Accession # 0000880268-96-000010).

               b) Amendment No. 1 dated December 1, 1994 to the Custodian Agreement between American Century International Bond Funds and State Street Bank and Trust Company dated August 10, 1993 is incorporated herein by reference to Exhibit 8(b) of Post-Effective Amendment No. 7 filed on April 22, 1996 (Accession # 0000880268-96-000010).

               c) Amendment No. 2 dated March 4, 1996 to the Custodian Agreement between American Century International Bond Funds and State Street Bank and Trust Company dated August 10, 1993 is incorporated herein by reference to Exhibit 8(c) of Post-Effective Amendment No. 7 filed on April 22, 1996 (Accession # 0000880268-96-000010).

EX-99.B9 Transfer Agency Agreement between American Century International Bond Funds and American Century Services Corporation dated as of August 1, 1997, is incorporated herein by reference to Exhibit 9 of Post-Effective Amendment No. 33 to the Registration Statement of the American Century Government Income Trust filed on July 31, 1997 (Accession # 773674-97-000014).

EX-99.B10      Opinion  and  consent  of  counsel  as to  the  legality  of  the
               securities  being   registered,   dated  February  24,  1998,  is
               incorporated herein by reference to Rule 24f-2 Notice filed on February 24, 1998 (Accession # 880268-98-000003).

EX-99.B11      a)  Consent of Coopers &  Lybrand,  independent  accountants,  is included herein.

               b) Consent of KPMG Peat Marwick LLP, independent auditors, is included herein.

EX-99.B13      Letter  of  Understanding  relating  to  initial  capital,  dated
               December 20, 1991, is incorporated herein by reference to Exhibit
               13 to Pre-Effective Amendment No. 1 filed on December 26, 1991.

EX-99.B14      a) American Century Individual Retirement Account Plan, including all  instructions  and other relevant  documents,  dated February
               1992, is incorporated herein by reference to Exhibit 14(a) to Post-Effective Amendment No. 2 filed on April 30, 1993.

               b) American Century Pension/Profit Sharing Plan, including all instructions and other relevant documents, dated February 1992, is incorporated herein by reference to Exhibit 14(b) to Post-Effective Amendment No. 2 filed on April 30, 1993.

EX-99.B15      Master  Distribution  and  Shareholder  Services Plan of American
               Century Government Income Trust,  American Century  International
               Bond Fund,  American Century Target Maturities Trust and American
               Century Quantitative Equity Funds (Advisor Class) dated August 1,
               1997 is included herein.

EX-99.B16      Schedule for computation of each performance  quotation  provided in response to Item 22 is included herein.

EX-99.B17      Power of Attorney dated January 15, 1998 is included herein.

EX-99.B18      Multiple Class Plan of American Century  California  Tax-Free and
               Municipal  Funds,   American  Century  Government  Income  Trust,
               American  Century  International  Bond  Funds,  American  Century
               Investment  Trust,  American Century  Municipal  Trust,  American
               Century Target Maturities Trust and American Century Quantitative
               Equity Funds dated August 1, 1997 is included herein.

EX-27.1        Financial Data Schedule.